UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2009

NALCO HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	001-32342 (Commission File Number)	16-1701300 (IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

J. Erik Fyrwald, Chairman, President and Chief Executive Officer of Nalco Holding Company, made a presentation to the 7th Global Clean Technology Conference hosted by Jefferies and Company in New York City on March 17, 2009. A copy of that presentation is attached as an exhibit to this filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

99.1 Presentation given at the 7th Global Clean Technology Conference hosted by Jefferies and Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO HOLDING COMPANY

/s/ Stephen N. Landsman

Secretary

Date: March 17, 2009